Prospectus Supplement May 18, 2006
PUTNAM SMALL CAP VALUE FUND Prospectus dated June 30, 2005

The section “Who manages the fund?” is supplemented to reflect that the members of the Small-Cap Value Team primarily responsible for the day-to-day management of the fund’s portfolio are now solely Edward Shadek, Jr. (Portfolio Leader) and Michael Petro (Portfolio Member), effective May 30, 2006.

Positions held over the past five years and fund holdings of Mr. Shadek are set forth in the prospectus.

Mr. Petro joined the fund in 2006. Since 2002 he has been employed by Putnam Management, currently as Portfolio Analyst. Prior to June, 2002, he was employed by Perkin Elmer, Inc. Prior to October, 2001 he was employed by Dain Rauscher Wessels as a Senior Research Associate. As of March 31, 2006, Mr. Petro owned fund shares valued at between $10,001 and $50,000.

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